UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                       AMENDMENT TO APPLICATION OR REPORT
                     Pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934

                       UNITED DOMINION REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

                                AMENDMENT NO. 1

The undersigned registrant hereby amends its Current Report on Form 8-K dated July 1, 1997, which was filed with the Securities and Exchange Commission on July 15, 1997, to include the Financial Statements of Real Estate Properties Acquired, the Consolidated Pro Forma Financial Statements and Notes thereto, and Exhibits as set forth on the pages attached hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)       Financial Statements of Real Estate Properties Acquired
         (b)       Pro Forma Financial Information
         (c)       Exhibits
                           (23)       Consent of Experts


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized.

                                             UNITED DOMINION REALTY TRUST, INC.
                                                        (Registrant)



                                    ------------------------------------------
                                                 Jerry A. Davis
                                    Vice President and Chief Accounting Officer

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      Description                                                   Location
      -----------                                                   --------

(a)   Financial Statements of Real Estate Properties Acquired     3  through 61

(b)   Pro Forma Financial Information                             62 through 75

(c)   Exhibits
      (23)     Consents of Independent Public Accountants              76

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION

                          CERTIFIED PUBLIC ACCOUNTANTS

                              4132 INNSLAKE DRIVE

                          GLEN ALLEN, VIRGINIA  23060


                             PHONE: (804) 346-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of

Trinity Place Apartments





        We have audited the accompanying statement of rental operations (as defined in Note 2) of Trinity Place Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Trinity Place Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Trinity Place Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Trinity Place Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



/s/ L.P. Martin & Company, P.C.
-------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 25, 1997

                            TRINITY PLACE APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996







REVENUES FROM RENTAL PROPERTY              $   2,550,732
                                           -------------


RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                               154,047
 Repairs and Maintenance                         219,655
 Utilities                                       106,970
 Property Management Fees                        126,013
 Other Operating Expenses                        210,985
                                           -------------

      OTAL RENTAL PROPERTY EXPENSES              817,670
                                           -------------

     INCOME FROM RENTAL OPERATIONS         $   1,733,062
                                           =============





The accompanying notes are an integral part of this statement.

                            TRINITY PLACE APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996




NOTE 1 - BASIS OF PRESENTATION

Trinity Place Apartments (The Property) consists of a 380 unit garden style residential apartment community located in Raleigh, North Carolina together with the existing leases. The assets that comprise the Property have been held as an investment of Rogers Properties Limited Partnership, a North Carolina limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided from January 1, 1996 to August 31, 1996 through Southeast Apartments Management, Inc. (formerly State Street
Management, Inc.)  an affiliate of the owner of the property.   Fees for such
services were 5% of gross receipts from operations. United Dominion Realty Trust, Inc. provided property management services from September 1, 1996 to December 31, 1996. Fees for such services were 5% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to UDRT of North Carolina, L.L.C., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on February 28, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                           CERTIFIED PUBLIC ACCOUNTS

                                4132 INNSLAKE DR

                          GLEN ALLEN, VIRGINIA  23060


                             PHONE: (804) 346-2626

                              FAX: (804) 346-9311






                          Independent Auditors' Report



To the Owners of
Stoneybrooke Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Stoneybrooke Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Stoneybrooke Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Stoneybrooke Apartments' revenues and expenses.


        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Stoneybrooke Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



/s/ L.P. Martin & Company, P.C.
-------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 25, 1997

                            STONEYBROOKE APARTMENTS
                            -----------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------






REVENUES FROM RENTAL PROPERTY                $     2,754,175
                                             ---------------

RENTAL PROPERTY EXPENSES:
  Real Estate Taxes                                  126,426
  Repairs and Maintenance                            293,116
  Utilities                                          133,674
  Property Management Fees                           136,954
  Other Operating Expens                             189,484
                                             ---------------


        TOTAL RENTAL PROPERTY EXPENSES               879,654
                                             ---------------

        INCOME FROM RENTAL OPERATIONS        $     1,874,521
                                             ===============




The accompanying notes are an integral part of this statement.

                            STONEYBROOKE APARTMENTS
                            -----------------------

                    NOTES TO STATEMENT OF RENTAL OPERATIONS
                    ---------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------





NOTE 1 - BASIS OF PRESENTATION

Stoneybrooke Apartments (The Property) consists of a 400 unit garden style residential apartment community located in Charlotte, North Carolina together with the existing leases. The assets that comprise the Property have been held as an investment of Capers Properties Limited Partnership, a North Carolina limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided from January 1, 1996 to August 31, 1996 through Southeast Apartments Management, Inc. (formerly State Street
Management, Inc.) an affiliate of the owner of the property.   Fees for such
services were 5% of gross receipts from operations. United Dominion Realty Trust, Inc. provided property management services from September 1, 1996 to December 31,1996. Fees for such services were 5% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to UDRT of North Carolina, L.L.C., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on February 28, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report



To the Owners of
Tradewinds Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Tradewinds Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Tradewinds Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Tradewinds Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Tradewinds Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ L.P. MARTIN & COMPANY, P.C.
-------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 25, 1997

                             TRADEWINDS APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996




REVENUES FROM RENTAL PROPERTY                $   2,557,442
                                             -------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                 176,043
 Repairs and Maintenance                           283,463
 Utilities                                         153,564
 Property Management Fees                          127,323
 Other Operating Expenses                          208,186
                                             --------------

       TOTAL RENTAL PROPERTY EXPENSES              948,579
                                             -------------

       INCOME FROM RENTAL OPERATIONS         $   1,608,863
                                             =============




The accompanying notes are an integral part of this statement.

                             TRADEWINDS APARTMENTS

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996



NOTE 1 - BASIS OF PRESENTATION

        Tradewinds Apartments (The Property) consists of a 380 unit garden style residential apartment community located in Wilmington, North Carolina together with the existing leases. The assets that comprise the Property have been held as an investment of Wideman Properties Limited Partnership, a North Carolina limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided from January 1, 1996 to August 31, 1996 through Southeast Apartments Management, Inc. (formerly State Street
Management, Inc.) an affiliate of the owner of the property.   Fees for such
services were 5% of gross receipts from operations. United Dominion Realty Trust, Inc. provided property management services from September 1, 1996 to December 31, 1996. Fees for such services were 5% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to UDRT of North Carolina, L.L.C., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on February 28, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report




To the Owners of

Lotus Landing Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Lotus Landing Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Lotus Landing Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Lotus Landing Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Lotus Landing Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




/s/ L.P. MARTIN & COMPANY, P.C.
-------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                            LOTUS LANDING APARTMENTS
                            ------------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------





REVENUES FROM RENTAL PROPERTY                $   1,696,932
                                             -------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                 170,888
 Repairs and Maintenance                           294,914
 Utilities                                         121,634
 Property Management Fees                           84,588
 Other Operating Expenses                          274,868
                                             -------------

       TOTAL RENTAL PROPERTY EXPENSES              946,892
                                             -------------

       INCOME FROM RENTAL OPERATIONS         $     750,040
                                             =============





The accompanying notes are an integral part of this statement.

                            LOTUS LANDING APARTMENTS
                            ------------------------

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                  -------------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------




NOTE 1 - BASIS OF PRESENTATION

Lotus Landing Apartments (The Property) consists of a 260 unit garden style residential apartment community located in Orlando, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of American Capitol Group I Assets, Limited Partnership, a Delaware limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Union Management Company USA, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on July 1, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS

                              4132 INNSLAKE DRIVE

                          GLEN ALLEN, VIRGINIA  23060


                             PHONE: (804) 346-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report




To the Owners of
Orange Oaks Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Orange Oaks Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Orange Oaks Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Orange Oaks Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Orange Oaks Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





/s/ L.P. MARTIN & COMPANY, P.C.
----------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                             ORANGE OAKS APARTMENTS
                             ----------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------




REVENUES FROM RENTAL PROPERTY                $  1,201,039
                                             ------------
RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                111,839
 Repairs and Maintenance                          171,850
 Utilities                                         90,231
 Property Management Fees                          61,565
 Other Operating Expenses                         198,998
                                             ------------


       TOTAL RENTAL PROPERTY EXPENS               634,483
                                             ============
       INCOME FROM RENTAL OPERATIONS         $    566,556
                                             ============



The accompanying notes are an integral part of this statement.

                             ORANGE OAKS APARTMENTS
                             ----------------------

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                  -------------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------




NOTE 1 - BASIS OF PRESENTATION

Orange Oaks Apartments (The Property) consists of a 192 unit garden style residential apartment community located in Tampa, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of American Capitol Group I Assets, Limited Partnership, a Delaware limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Union Management Company USA, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on July 1, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                              GLEN ALLEN, VA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311

                          Independent Auditors' Report


To the Owners of
Mallards of Brandywine

         We have audited the accompanying statement of rental operations (as defined in Note 2) of Mallards of Brandywine for the year ended December 31, 1996. This financial statement is the responsibility of the management of Mallards of Brandywine. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Mallards of Brandywine's revenues and expenses.

         In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Mallards of Brandywine for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



/s/ L. P. Martin & Company, P.C.
--------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                             MALLARDS OF BRANDYWINE

                         STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996



REVENUES FROM RENTAL PROPERTY               $   934,392
                                             ----------

RENTAL PROPERTY EXPENSES:
   Real Estate Taxes                             79,852
   Repairs and Maintenance                      148,412
   Utilities                                     30,634
   Property Management Fees                      46,737
   Other Operating Expenses                     150,976
                                             ----------

          TOTAL RENTAL PROPERTY EXPENSES        456,611
                                            -----------
          INCOME FROM RENTAL OPERATIONS     $   477,781
                                            ===========


The accompanying notes are an integral part of this statement.

                             MALLARDS OF BRANDYWINE

                   NOTES TO THE STATEMENT OF RENTAL OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996


NOTE 1 - BASIS OF PRESENTATION

Mallards of Brandywine (The Property) consists of a 168 unit garden style residential apartment community located in Daytona Beach, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of American Capitol Group I Assets, Limited Partnership, a Delaware limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Union Management Company USA, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on July 1, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report




To the Owners of
Forest Creek  Apartments



        We have audited the accompanying statement of rental operations (as defined in Note 2) of Forest Creek Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Forest Creek Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Forest Creek Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Forest Creek Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                            FOREST CREEK  APARTMENTS
                            ------------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------






REVENUES FROM RENTAL PROPERTY                $    517,169
                                             ------------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                 50,168
 Repairs and Maintenance                           79,899
 Utilities                                         40,678
 Property Management Fees                          25,813
 Other Operating Expense                           99,364
                                             ------------


       TOTAL RENTAL PROPERTY EXPENSES             295,922
                                             ------------

       INCOME FROM RENTAL OPERATIONS         $    221,247
                                             ============




The accompanying notes are an integral part of this statement.

                            FOREST CREEK  APARTMENTS
                            ------------------------

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                  -------------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------




NOTE 1 - BASIS OF PRESENTATION

        Forest Creek Apartments (The Property) consists of a 104 unit garden style residential apartment community located in Tampa, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of American Capitol Group I Assets, Limited Partnership, a Delaware limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Union Management Company, USA Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on July 1, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Lakeside Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Lakeside Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Lakeside Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Lakeside Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Lakeside Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                              LAKESIDE APARTMENTS
                              -------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------






REVENUES FROM RENTAL PROPERTY                $   1,374,214
                                             -------------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                  86,163
 Repairs and Maintenance                           177,451
 Utilities                                         105,352
 Property Management Fees                           68,726
 Other Operating Expenses                          216,479
                                             -------------

       TOTAL RENTAL PROPERTY EXPENSES              654,171
                                             -------------

       INCOME FROM RENTAL OPERATIONS         $     720,043
                                             =============


The accompanying notes are an integral part of this statement.

                              LAKESIDE APARTMENTS
                              -------------------

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                  -------------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------




NOTE 1 - BASIS OF PRESENTATION

Lakeside Apartments (The Property) consists of a 210 unit garden style residential apartment community located in Daytona Beach, Florida together with the existing leases. The assets that comprise the Property have been held as an investment of American Capitol Group I Assets, Limited Partnership, a Delaware limited partnership (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed when incurred.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through Union Management Company USA, Inc., an affiliate of the owner of the property. Fees for such services were 5% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to United Dominion Realty Trust, Inc. on July 1, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Pineloch Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Pineloch Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Pineloch Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Pineloch Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Pineloch Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 11, 1997

                              PINELOCH APARTMENTS
                              -------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------




REVENUES FROM RENTAL PROPERTY                $   2,704,646
                                             -------------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                 360,579
 Repairs and Maintenance                           288,646
 Utilities                                         206,193
 Property Management Fees                          100,522
 Other Operating Expenses                          280,115
                                             -------------

       TOTAL RENTAL PROPERTY EXPENSES            1,236,055
                                             -------------

       INCOME FROM RENTAL OPERATIONS         $   1,468,591
                                             =============




The accompanying notes are an integral part of this statement.

                              PINELOCH APARTMENTS
                              -------------------

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                  -------------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------





NOTE 1 - BASIS OF PRESENTATION

Pineloch Apartments (The Property) consists of a 440 unit garden style residential apartment community located in Houston, Texas together with the existing leases. The assets that comprise the Property have been held as an investment of Security Capital Pacific Trust, a Maryland real estate investment trust (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates - The preparation of financial statements in conformity with generally accepted accounting princples requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through SCG Realty Services Incorporated, an affiliate of the owner of the property. Fees for such services were 3.75% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to South West Properties, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on May 8, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Seahawk Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Seahawk Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Seahawk Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Seahawk Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Seahawk Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 11, 1997

                               SEAHAWK APARTMENTS
                               ------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------





REVENUES FROM RENTAL PROPERTY                $   1,568,203
                                             -------------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                186,030
 Repairs and Maintenance                          182,574
 Utilities                                         76,339
 Property Management Fees                          58,552
 Other Operating Expenses                         158,569
                                             ------------

       TOTAL RENTAL PROPERTY EXPENSES             662,064
                                             ------------

       INCOME FROM RENTAL OPERATIONS         $    906,139
                                             ============



The accompanying notes are an integral part of this statement.

                               SEAHAWK APARTMENTS
                               ------------------

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                  -------------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------





NOTE 1 - BASIS OF PRESENTATION

Seahawk Apartments (The Property) consists of a 224 unit garden style residential apartment community located in Houston, Texas together with the existing leases. The assets that comprise the Property have been held as an investment of Security Capital Pacific Trust, a Maryland real estate investment trust (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through SCG Realty Services Incorporated, an affiliate of the owner of the property. Fees for such services were 3.75% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to South West Properties, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on May 8, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Anderson Mill Oaks Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Anderson Mill Oaks Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Anderson Mill Oaks Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Anderson Mill Oaks Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Anderson Mill Oaks Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.







/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 11, 1997

                         ANDERSON MILL OAKS APARTMENTS
                         -----------------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------






REVENUES FROM RENTAL PROPERTY                $   2,486,965
                                             -------------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                 298,713
 Repairs and Maintenance                           405,269
 Utilities                                         159,379
 Property Management Fees                           92,636
 Other Operating Expenses                          196,135
                                             -------------


       TOTAL RENTAL PROPERTY EXPENSES            1,152,132
                                             -------------

       INCOME FROM RENTAL OPERATIONS         $   1,334,833
                                             =============






The accompanying notes are an integral part of this statement.

                         ANDERSON MILL OAKS APARTMENTS
                         -----------------------------

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                  -------------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------





NOTE 1 - BASIS OF PRESENTATION
------------------------------

Anderson Mill Oaks Apartments (The Property) consists of a 350 unit garden style residential apartment community located in Austin, Texas together with the existing leases. The assets that comprise the Property have been held as an investment of Security Capital Pacific Trust, a Maryland real estate investment trust (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through SCG Realty Services Incorporated, an affiliate of the owner of the property. Fees for such services were 3.75% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to South West Properties, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on March 25, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Post Oak Ridge Apartments


        We have audited the accompanying statement of rental operations (as defined in Note 2) of Post Oak Ridge Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Post Oak Ridge Apartments. Our responsibility is to express an opinion on this statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Current Report on Form 8-K of United Dominion Realty Trust, Inc.), as described in Note 4, and is not intended to be a complete presentation of Post Oak Ridge Apartments' revenues and expenses.

        In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and operating expenses, as described in Note 2, of Post Oak Ridge Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.






/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 11, 1997

                           POST OAK RIDGE APARTMENTS
                           -------------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------





REVENUES FROM RENTAL PROPERTY                $   2,988,522
                                             -------------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                 278,931
 Repairs and Maintenance                           369,890
 Utilities                                         264,985
 Property Management Fees                          110,378
 Other Operating Expenses                          286,213
                                             -------------

       TOTAL RENTAL PROPERTY EXPENSES            1,310,397
                                             -------------

       INCOME FROM RENTAL OPERATIONS         $   1,678,125
                                             =============




The accompanying notes are an integral part of this statement.

                           POST OAK RIDGE APARTMENTS
                           --------------------------

                  NOTES TO THE STATEMENT OF RENTAL OPERATIONS
                  -------------------------------------------

                          YEAR ENDED DECEMBER 31, 1996
                          ----------------------------





NOTE 1 - BASIS OF PRESENTATION

        Post Oak Ridge Apartments (The Property) consists of a 486 unit garden style residential apartment community located in Lewisville, a suburb northwest of Dallas, Texas together with the existing leases. The assets that comprise the Property have been held as an investment of Security Capital Pacific Trust, a Maryland real estate investment trust (the Owner), throughout the year ended December 31, 1996. The accompanying financial statement presents the results of rental operations of the Property as a stand-alone entity.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - PROPERTY MANAGEMENT FEES

Property management services were provided through SCG Realty Services Incorporated, an affiliate of the owner of the property. Fees for such services were 3.75% of gross receipts from operations.

NOTE 4 - SALE OF PROPERTY

The property was sold to South West Properties, L. P., a wholly owned subsidiary of United Dominion Realty Trust, Inc. on March 27, 1997. This statement of rental operations has been prepared to be included in a Current Report on Form 8-K to be filed by United Dominion Realty Trust, Inc.

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report






To the Owners of
Trinity Place Apartments


        We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Trinity Place Apartments for the two months ended February 28, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.








/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 25, 1997

                            TRINITY PLACE APARTMENTS
                            ------------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                       TWO MONTHS ENDED FEBRUARY 28, 1997
                       ----------------------------------


               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                $  486,537
                                             ----------



RENTAL PROPERTY EXPENSES:

 Real Estate Taxes                               25,674
 Repairs and Maintenance                         55,626
 Utilities                                       21,704
 Property Management Fees                        24,122
 Other Operating Expenses                        28,152
                                             ----------


       TOTAL RENTAL PROPERTY EXPENSES           155,278
                                             ----------

       INCOME FROM RENTAL OPERATIONS         $  331,259
                                             ==========

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Stoneybrooke Apartments


        We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Stoneybrooke Apartments for the two months ended February 28, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.






/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 25, 1997

                            STONEYBROOKE APARTMENTS
                            -----------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                       TWO MONTHS ENDED FEBRUARY 28, 1997
                       ----------------------------------


               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                $  480,901
                                             ----------



RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                                21,071
 Repairs and Maintenance                          54,682
 Utilities                                        25,837
 Property Management Fees                         24,192
 Other Operating Expenses                         28,464
                                             -----------


       TOTAL RENTAL PROPERTY EXPENSES            154,246
                                             -----------

       INCOME FROM RENTAL OPERATIONS         $   326,655
                                             ===========

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report






To the Owners of
Tradewinds Apartments


        We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Tradewinds Apartments for the two months ended February 28, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.





/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 25, 1997

                             TRADEWINDS APARTMENTS
                             ---------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                       TWO MONTHS ENDED FEBRUARY 28, 1997
                       ----------------------------------


               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                $  433,803
                                             ----------


RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                               29,341
 Repairs and Maintenance                         41,702
 Utilities                                       31,391
 Property Management Fees                        21,761
 Other Operating Expenses                        30,864
                                             ----------


       TOTAL RENTAL PROPERTY EXPENSES           155,059
                                             ----------

       INCOME FROM RENTAL OPERATIONS         $  278,744
                                             ==========

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Lotus Landing Apartments


        We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Lotus Landing Apartments for the six months ended June 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.







/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                            LOTUS LANDING APARTMENTS
                            ------------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                         SIX MONTHS ENDED JUNE 30, 1997
                         ------------------------------


               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                $  884,314
                                             ----------

RENTAL PROPERTY EXPENSES:

 Real Estate Taxes                               85,444
 Repairs and Maintenance                        152,819
 Utilities                                       61,619
 Property Management Fees                        45,859
 Other Operating Expenses                       131,053
                                             ----------


       TOTAL RENTAL PROPERTY EXPENSES           476,794
                                             ----------


       INCOME FROM RENTAL OPERATIONS         $  407,520
                                             ==========

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Anderson Mill Oaks Apartments


        We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Anderson Mill Oaks Apartments for the two months ended February 28, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.







/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 11, 1997

                         ANDERSON MILL OAKS APARTMENTS
                         -----------------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                       TWO MONTHS ENDED FEBRUARY 28, 1997
                       ----------------------------------


               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                $  412,770
                                             ----------

RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                               53,600
 Repairs and Maintenance                         41,585
 Utilities                                       26,516
 Property Management Fees                        15,094
 Other Operating Expenses                        35,066
                                           ------------


       TOTAL RENTAL PROPERTY EXPENSES           171,861
                                             ----------


       INCOME FROM RENTAL OPERATIONS         $  240,909
                                             ==========

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCONTANTS

                              4132 INNSLAKE DRIVE

                          GLENN ALLEN, VIRGINIA  23060


                             PHONE: (804) 366-2626

                              FAX: (804) 346-9311





                          Independent Auditors' Report





To the Owners of
Post Oak Ridge Apartments


        We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Post Oak Ridge Apartments for the two months ended February 28, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.







/s/ L.P.MARTIN & COMPANY, P.C.
------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 11, 1997

                           POST OAK RIDGE APARTMENTS
                           -------------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                       TWO MONTHS ENDED FEBRUARY 28, 1997
                       ----------------------------------


               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                $  503,849
                                             ----------


RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                               49,600
 Repairs and Maintenance                         63,308
 Utilities                                       44,652
 Property Management Fees                        19,391
 Other Operating Expenses                        53,454
                                             ----------


       TOTAL RENTAL PROPERTY EXPENSES           230,405
                                             ----------


       INCOME FROM RENTAL OPERATIONS         $  273,444
                                             ==========

                             L.P. MARTIN & COMPANY
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                  Independent Accountants' Compilation Report


To the Owners of
Pineloch Apartments

         We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Pineloch Apartments for the four months ended April 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

         A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

         Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.


/s/ L. P. Martin & Company, P.C.
--------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 11, 1997

                              PINELOCH APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                        FOUR MONTHS ENDED APRIL 30, 1997

               (See Independent Accountants' Compilation Report)




REVENUES FROM RENTAL PROPERTY                          $   897,791
                                                       -----------




RENTAL PROPERTY EXPENSES:

                Real Estate Taxes                          126,400
                Repairs and Maintenance                     92,878
                Utilities                                   74,279
                Property Management Fees                    33,327
                Other Operating Expenses                   120,384
                                                       -----------
                      TOTAL RENTAL PROPERTY EXPENSES       447,268
                                                       -----------

                      INCOME FROM RENTAL OPERATIONS    $   450,523
                                                       ===========

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                  Independent Accountants' Compilation Report


To the Owners of
Seahawk Apartments

         We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Seahawk Apartments for the four months ended April 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

         A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

         Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.



/s/ L. P. Martin & Company, P.C.
--------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
June 11, 1997

                               SEAHAWK APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                        FOUR MONTHS ENDED APRIL 30, 1997

               (See Independent Accountants' Compilation Report)


REVENUES FROM RENTAL PROPERTY                          $  531,957
                                                       ----------

RENTAL PROPERTY EXPENSES:
                Real Estate Taxes                          64,332
                Repairs and Maintenance                    55,533
                Utilities                                  22,982
                Property Management Fees                   20,069
                Other Operating Expenses                   58,760
                                                       ----------

                      TOTAL RENTAL PROPERTY EXPENSES      221,676
                                                       ----------
                      INCOME FROM RENTAL OPERATIONS    $  310,281
                                                       ==========

                             L.P. MARTIN & COMPANY

                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                          GLEN ALLEN, VIRGINIA  23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                  Independent Accountants' Compilation Report


To the Owners of
Orange Oaks Apartments

         We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Orange Oaks Apartments for the six months ended June 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

         A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

         Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.



/s/ L. P. Martin & Company, P.C.
--------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                             ORANGE OAKS APARTMENTS

                         STATEMENT OF RENTAL OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 1997

               (See Independent Accountants' Compilation Report)


REVENUES FROM RENTAL PROPERTY                          $   612,597
                                                       -----------

RENTAL PROPERTY EXPENSES:

                Real Estate Taxes                           55,920
                Repairs and Maintenance                     98,354
                Utilities                                   58,424
                Property Management Fees                    31,926
                Other Operating Expenses                    95,499
                                                       -----------

                      TOTAL RENTAL PROPERTY EXPENSES       340,123
                                                       -----------


                      INCOME FROM RENTAL OPERATIONS    $   272,474
                                                       ===========

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                              GLEN ALLEN, VA 23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311


                   Independent Accountants' Compilation Report


To the Owners of
Mallards of Brandywine


         We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Mallards of Brandywine for the six months ended June 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

         A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

         Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.



/s/ L. P. Martin & Company, P.C.
--------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                             MALLARDS OF BRANDYWINE

                         STATEMENT OF RENTAL OPERATIONS

                         SIX MONTHS ENDED JUNE 30, 1997

                (See Independent Accountants' Compilation Report)


REVENUES FROM RENTAL PROPERTY                    $    474,841
                                                 ------------


RENTAL PROPERTY EXPENSES:
   Real Estate Taxes                                   39,926
   Repairs and Maintenance                             79,039
   Utilities                                           14,603
   Property Management Fees                            24,406
   Other Operating Expenses                            70,450
                                                 ------------

         TOTAL RENTAL PROPERTY EXPENSES               228,424
                                                 ------------
         INCOME FROM RENTAL OPERATIONS           $    246,417
                                                 ============

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                          GLEN ALLEN, VIRGINIA  23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                  Independent Accountants' Compilation Report




To the Owners of
Forest Creek Apartments


        We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Forest Creek Apartments for the six months ended June 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.





/s/ L. P. Martin & Company, P.C.
--------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                            FOREST CREEK APARTMENTS
                            -----------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                         SIX MONTHS ENDED JUNE 30, 1997
                         ------------------------------


               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                $  262,886
                                             ----------

RENTAL PROPERTY EXPENSES:

 Real Estate Taxes                              25,084
 Repairs and Maintenance                        45,328
 Utilities                                      20,188
 Property Management Fees                       13,383
 Other Operating Expenses                       46,462
                                             ---------


       TOTAL RENTAL PROPERTY EXPENSES          150,445
                                             ---------


       INCOME FROM RENTAL OPERATIONS        $  112,441
                                            ==========

                             L.P. MARTIN & COMPANY

                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                          GLEN ALLEN, VIRGINIA  23060

                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                  Independent Accountants' Compilation Report




To the Owners of

Lakeside Apartments


        We have compiled the accompanying statement of rental operations exclusive of mortgage interest expense, depreciation, amortization and income taxes of Lakeside Apartments for the six months ended June 30, 1997, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

        A compilation is limited to presenting in the form of financial statements information that is the representation of the management and owners. We have not audited or reviewed the accompanying financial statement and, accordingly, do not express an opinion or any other form of assurance on it.

        Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statement, they might influence the user's conclusions about the results of operations. Accordingly, this financial statement is not designed for those who are not informed about such matters.





/s/ L. P. Martin & Company, P.C.
--------------------------------
L. P. Martin & Company, P.C.
Certified Public Accountants
Richmond, Virginia
August 7, 1997

                              LAKESIDE APARTMENTS
                              --------------------

                         STATEMENT OF RENTAL OPERATIONS
                         ------------------------------

                         SIX MONTHS ENDED JUNE 30, 1997
                         ------------------------------


               (See Independent Accountants' Compilation Report)





REVENUES FROM RENTAL PROPERTY                $  708,537
                                             ----------


RENTAL PROPERTY EXPENSES:
 Real Estate Taxes                               43,081
 Repairs and Maintenance                         84,024
 Utilities                                       52,096
 Property Management Fees                        36,745
 Other Operating Expenses                       122,180
                                             ----------

       TOTAL RENTAL PROPERTY EXPENSES           338,126
                                             ----------


       INCOME FROM RENTAL OPERATIONS         $  370,411
                                             ==========

                       UNITED DOMINION REALTY TRUST, INC.
                  CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


         The following unaudited consolidated pro forma balance sheet at June 30, 1997 gives effect to the acquisition by the Company of a portfolio of five apartment communities acquired on July 1, 1997 and other acquisitions made by the Company during 1996 and 1997. Other than the five apartment communities acquired on July 1, 1997 all acquisitions are reflected in the Company's historical unaudited consolidated balance sheet at June 30, 1997 included in the Company's quarterly report on Form 10-Q for the quarter then ended.

         The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 and the six months ended June 30, 1997 gives effect to the following 1997 acquisitions as if they had occurred at the beginning of each period presented: (i) the acquisition of Crosswinds Apartments (formerly Tradewinds Apartments), Stoney Pointe Apartments (formerly Stoneybrooke Apartments) and Dominion Trinity Place Apartments, (formerly Trinity Place Apartments) on February 28, 1997, (ii) the acquisition of Anderson Mill Oaks Apartments acquired on March 25, 1997, Oak Ridge Apartments (formerly Post Oak Ridge Apartments) acquired on March 27, 1997, and Green Oaks Apartments (formerly Pineloch Apartments) and Skyhawk Apartments (formerly Seahawk Apartments) acquired on May 8, 1997, and (iii) the acquisition of a portfolio of five apartment communities acquired on July 1, 1997 which consists of Lakeside Apartments, Mallards of Brandywine Apartments, Lotus Landing Apartments, Orange Oaks Apartments and Forest Creek Apartments.

         In addition, the unaudited consolidated pro forma statement of operations for the twelve months ended December 31, 1996 gives effect to the following acquisitions as if they had occurred on January 1, 1996: (i) the acquisition of Steeplechase Apartments and Westland Park Apartments on March 7, 1996 and May 9, 1996, respectively (as previously reported on Form 8-K dated October 31, 1996), (ii) the acquisition of a portfolio of 18 apartment communities on August 15, 1996 as previously reported on Form 8-K dated August 15, 1996, and (iii) the acquisition of 44 apartment communities owned by South West Property Trust Inc. on December 31, 1996 (as previously reported on Form 8-K dated December 31, 1996).

         The unaudited consolidated pro forma statements of operations have been prepared by the management of the Company. The unaudited consolidated pro forma statements of operations are not necessarily indicative of the results that would have occurred had the acquisitions been completed on the dates indicated, nor are purported to be indicative of future results. The unaudited consolidated pro forma statements of operations should be read in conjunction with the Company's audited consolidated financial statements for the year ended December 31, 1996 (included in the Company's Form 10-K for the twelve months ended December 31, 1996) and its unaudited consolidated financial statements as of June 30, 1997 and for the six months then ended (included in the Company's Form 10-Q for the quarterly period ended June 30, 1997) and the accompanying notes thereto.

                      UNITED DOMINION  REALTY TRUST, INC.
                     CONSOLIDATED PRO FORMA BALANCE SHEETS
                                 JUNE 30, 1997
                     (In thousands, except for share data)
                                  (Unaudited)


                                                                                        Acquisition of
                                                                Historical (1)        Florida Portfolio          Pro Forma
                                                             -------------------     -------------------       -------------
Assets

Real estate owned:
  Real estate held for investment                             $      2,135,654       $       36,000 (2)       $    2,171,654
    Less: accumulated depreciation                                     181,662                                       181,662
                                                                ---------------      -------------------      ----------------
                                                                     1,953,992               36,000                1,989,992
  Real estate under development                                         62,716                                        62,716
  Real estate held for disposition                                      85,431                                        85,431
Cash and cash equivalents                                                8,296                                         8,296
Other assets                                                            33,220                                        33,220
                                                                --------------         ------------             ------------
  Total assets                                                $      2,143,655       $       36,000           $    2,179,655
                                                                ==============         =============            ==============

Liabilities and shareholders' equity

Notes payable-secured                                         $        389,106       $                        $       389,106
Notes payable-unsecured                                                626,242               36,000 (3)               662,242
Distributions payable to common shareholders                            22,037                                         22,037
Accounts payable, accrued expenses and other liabilities                54,511                                         54,511
                                                                --------------         ------------             ------------
  Total liabilities                                                  1,091,896               36,000                 1,127,896

Minority interest of unitholders in operating partnership                2,021                                          2,021

Shareholders' equity:
  Preferred stock, no par value; $25 liquidation preference,
    25,000,000 shares authorized;
    4,200,000 shares 9.25% Series A Cumulative Redeemable              105,000                                        105,000
    6,000,000 shares 8.60% Series B Cumulative Redeemable              150,000                                        150,000
  Common stock, $1 par value; 150,000,000 shares authorized
    87,274,566 shares issued and outstanding (81,982,551 in 1996        87,275                                         87,275
  Additional paid-in-capital                                           882,257                                        882,257
  Notes receivable from officer-shareholders                            (9,198)                                        (9,198)
  Distributions in excess of net income                               (165,596)                                      (165,596)
                                                                --------------         ------------             ------------
  Total shareholders' equity                                         1,049,738                     0                 1,049,738
                                                                --------------         ------------             ------------
  Total liabilities and shareholders' equity                  $      2,143,655       $        36,000          $      2,179,655
                                                                ==============         =============            ==============


See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                 NOTES TO CONSOLIDATED PRO FORMA BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)

Basis of Presentation

The accompanying unaudited consolidated pro forma balance sheet assumes the completion as of June 30, 1997 of the acquisition by the Company on July 1, 1997 of a portfolio of five apartment communities containing 934 apartment homes, for an aggregate purchase price of approximately $36.0 million, including closing costs (the "Florida Portfolio") and additional borrowings under bank lines of credit of approximately $36.0 to fund the acquisition.

(1) Represents the Company's Historical Balance Sheet contained in its Quarterly Report on Form 10-Q for the six months ended June 30, 1997.

(2) Represents the acquisition by the Company of the Florida Portfolio for an aggregate purchase price of approximately $36.0 million, including closing costs.

(3) Represents bank line borrowings by the Company of approximately $36.0 million at a weighted average interest rate of 6.41% (represents the Company's market interest rate for short-term bank borrowings at the time of acquisition) to fund the Florida Portfolio described in Note 2.

                      UNITED DOMINION REALTY  TRUST, INC.
                CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                     TWELVE MONTHS ENDED DECEMBER 31, 1996
                     (In thousands, except per share data)
                                  (Unaudited)






                                                        Acquisition of
                                                        Southeast Portfolio     Acquisition of        Acquisitions
                                                        Previously Reported   Southeast Portfolio   Previously Reported
                                                        on Form 8-K Dated        Pro Forma          on Form 8-K Dated
                                         Historical(1)   August 15, 1996 (2)    Adjustments         October 31, 1997 (9)
                                        --------------  --------------------  --------------------  -------------------
Revenues
  Rental income                         $     242,112     $    12,917           $    3,194  (3)         $    1,278
  Interest, dividend and other
  non-property income                           1,707
                                            ---------     -----------           ----------               ---------
                                              243,819          12,917                3,194                   1,278

Expenses
  Rental expenses:
     Utilities                                 17,735             881                  218  (3)                 50
     Repairs and maintenance                   40,665           1,462                  361  (3)                139
     Real estate taxes                         17,348             972                  240  (3)                114
     Property management                        5,575             636                 (242) (3)(4)              69
     Other operating expenses                  23,510             965                  321  (3)(5)             153
  Depreciation of real estate owned            47,410                                3,660  (6)
  Interest                                     50,843                                6,789  (7)
  General and administrative                    5,418
  Other depreciation and amortization           1,299
  Impairment loss on real estate held
  for dispositon                                  290
                                              -------         -------             --------                 -------
                                              210,093           4,916               11,347                     525
                                              -------         -------             --------                 -------
Income before gains on sales of investments
  and minority interest  of unitholders
  in operating partnership                     33,726           8,001               (8,153)                    753
Gains on sales of investments                   4,346
                                               ------         -------             --------                 -------
Income before minority interest of
   unitholders in operating partnership        38,072           8,001               (8,153)                    753
Minority interest of unitholders in operating
   partnersip                                     (58)
                                               ------         -------              -------                 -------
Income before extraordinary item               38,014           8,001               (8,153)                    753
                                              =======        ========              =======                 =======
Dividends to preferred shareholders            (9,713)
                                              =======        ========              =======                 =======

Net income per common share before
  extraordinary item                        $    0.49
                                             ========
Dividends declared per common share         $    0.96
                                             ========
Weighted average number of common
   shares outstanding                          57,482                                1,352  (8)









                                                Acquisitions          Acquisition of
                                                Previously Reported     South West          Acquisition of
                                                on Form 8-K Date      Property Trust Inc      South West
                                                October 31,1997     Previously Reported   Property Trust Inc.     Pro Forma
                                                   Pro Forma         on Form 8-K Dated        Pro Forma          Before 1997
                                                  Adjustments       December 31, 1996 (14)   Adjustments        Acquisitions
                                                ------------------  --------------------- --------------------  -------------
Revenues
  Rental income                                 $      95 (10)       $     82,169          $                    $     341,765
  Interest, dividend and other
  non-property income                                                         976                                       2,683
                                                 --------               ----------            ----------           ----------
                                                       95                  83,145                      0              344,448

Expenses
  Rental expenses:
     Utilities                                          4  (10)             5,492                                      24,380
     Repairs and maintenance                           10  (10)            10,818                                      53,455
     Real estate taxes                                  8  (10)             8,631                                      27,313
     Property management                              (30) (10)(11)         2,884                 (1,089) (15)          7,803
     Other operating expenses                          11  (10)            10,418                                      35,378
  Depreciation of real estate owned                   252  (12)            13,447                  2,015  (16)         66,784
  Interest                                            499  (13)            14,126                 (1,316) (17)         70,941
  General and administrative                                                3,133                 (1,438) (18)          7,113
  Other depreciation and amortization                                         330                                       1,629
  Impairment loss on real estate held
  for dispositon                                                                                                          290
                                                 --------                 -------               --------              -------
                                                      754                  69,279                 (1,828)             295,086
                                                 --------                 -------               --------              -------
Income before gains on sales of investments
  and minority interest  of unitholders
  in operating partnership                           (659)                 13,866                  1,828               49,362
Gains on sales of investments                                                                                           4,346
                                                  -------                 -------               --------             --------
Income before minority interest of
   unitholders in operating partnership              (659)                 13,866                  1,828               53,708
Minority interest of unitholders in operating
   partnersip                                                                                                             (58)
                                                  -------                  ------                 ------               ------
Income before extraordinary item                     (659)                 13,866                  1,828               53,650
                                                  =======                  ======                 ======               ======
Dividends to preferred shareholders                                                                                    (9,713)
                                                  =======                  ======                 ======               ======

Net income per common share before
  extraordinary item                                                                                              $      0.54
                                                                                                                      =======
Dividends declared per common share                                                                               $      0.96
                                                                                                                       ======
Weighted average number of common
   shares outstanding                                                                             22,671 (19)          81,505








                                               Acquisition                            Acquisition
                                                of Option      Acquisition of          of Florida         Pro Forma
                                               Properties(20)  Texas Properties(21)   Portfolio(23)     Adjustments     Pro Forma
                                              --------------   ---------------------  --------------   ------------    ----------
Revenues
  Rental income                                   $    7,862      $    9,748           $    5,724       $               $ 365,099
  Interest, dividend and other
  non-property income                                                                                                       2,683
                                                     ---------       ---------            ---------       ---------    ----------
                                                        7,862          9,748                5,724                 0       367,782

Expenses
  Rental expenses:
     Utilities                                            394            707                  389                          25,870
     Repairs and maintenance                              796          1,246                  872                          56,369
     Real estate taxes                                    457          1,124                  499                          29,393
     Property management                                  390            362                  287         (278) (24)        8,564
     Other operating expenses                             609            921                  941                          37,849
  Depreciation of real estate owned                                                                      4,412  (25)       71,196
  Interest                                                                                               9,929  (26)       80,870
  General and administrative                                                                                                7,113
  Other depreciation and amortization                                                                                       1,629
  Impairment loss on real estate held
  for dispositon                                                                                                              290
                                                      -------         ------             --------     --------           --------
                                                        2,646          4,360                2,988       14,063            319,143
                                                      -------         ------             --------     --------           --------
Income before gains on sales of investments
  and minority interest  of unitholders
  in operating partnership                              5,216          5,388                2,736      (14,063)            48,639
Gains on sales of investments                                                                                               4,346
                                                      -------         ------             --------      -------            -------
Income before minority interest of
   unitholders in operating partnership                 5,216          5,388                2,736      (14,063)            52,985
Minority interest of unitholders in operating
   Partnersip                                                             --                   --           --                (58)
                                                      -------          ------             -------     --------            -------
Income before extraordinary item                        5,216          5,388                2,736      (14,063)            52,927
                                                      =======         ======             ========      =======            =======
Dividends to preferred shareholders                                                                                        (9,713)
                                                      =======         ======             ========     ========            =======

Net income per common share before
  extraordinary item                                                                                                     $   0.53
                                                                                                                          =======
Dividends declared per common share                                                                                      $   0.96
                                                                                                                          =======
Weighted average number of common
   shares outstanding                                                                                                      81,505


See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997
                     (In thousands, except per share data)
                                  (Unaudited)


                                                Acquisition    Acquisition of    Acquisition of
                                                 of Option          Texas        Texas Properties
                                 Historical(1) Properties(20)  Properties(21)   Adjustments(22)

Revenues
  Rental income                  $   185,366      $    1,401     $     2,346         $    473
  Interest and other
  non-property income                    388
                                  -----------      ---------      ----------          --------
                                     185,754           1,401           2,346              473

Expenses
  Rental  expenses:
  Utilities                           12,124              79             168               36
  Repairs and maintenance             26,179             152             253               53
  Real estate taxes                   14,907              76             294               55
  Property management                  6,074              70              88               18
  Other rental expenses               19,289              87             268               48
  Real estate depreciation            35,289
  Interest                            38,919
  General and administrative           3,653
  Other depreciation and
  amortization                           845
  Impairment loss on real estate
  held for disposition                    --
                                  -----------      ---------      ----------          --------
                                     157,279             464           1,071              210

Income before gains (losses) on
  sales of investments and minority
  interest of unitholders
  in operating partnership            28,475             937           1,275              263
Gains on sales of investments          3,374
Minority interest of unitholder
   in operating partnership             (59)
                                  -----------      ---------      ----------          --------

Income before extraordinary item     31,790             937           1,275               263
                                  ===========      =========      ==========          ========
Dividends to preferred
   shareholders                      (6,039)
                                  ===========      =========      ==========          ========

Net income per common share before
extraordinary item                   $ 0.30
                                  ===========
Dividends declared per common
  share                              $.5050
                                  ===========
Weighted average number of commmon
shares outstanding                   85,967



                                   Acquisition
                                    of Florida    Pro Forma
                                   Portfolio(23)  Adjustments      Pro Forma

Revenues
  Rental income                       $ 2,943        $           $  192,529
  Interest and other
  non-property income                                                   388
                                  --------------   ----------   -----------
                                      2,943                 0       192,917

Expenses
  Rental  expenses:
  Utilities                             207                          12,614
  Repairs and maintenance               460                          27,097
  Real estate taxes                     249                          15,581
  Property management                   152           (92)(24)        6,310
  Other rental expenses                 466                          20,158
  Real estate depreciation                          1,059 (25)       36,348
  Interest                                          2,801 (26)       41,720
  General and administrative                                          3,653
  Other depreciation and
  amortization                                                          845
  Impairment loss on real estate
  held for disposition                                                   --
                                  --------------   ----------   -----------
                                      1,534         3,768           164,326

Income before gains (losses) on
  sales of investments and minority
  interest of unitholders
  in operating partnership            1,409        (3,768)           28,591

Gains on sales of investments                                         3,374
Minority interest of unitholder
   in operating partnership                                             (59)
                                  --------------   ----------   -----------
Income before extraordinary item      1,409        (3,768)           31,906
                                  ==============   ==========   ===========

Dividends to preferred
   shareholders                                                      (6,039)
                                                                ===========
Net income per common share before
extraordinary item                                                 $   0.30
                                                                ===========
   Dividends declared per common
     share                                                         $  .0505
                                                                ===========

Weighted average number of commmon
shares outstanding                                                   85,967




See accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
            NOTES TO CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND
                   THE TWELVE MONTHS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

Basis of Presentation

The unaudited consolidated pro forma statements of operations on this Form 8-K/A reflect the historical results of the Company adjusted to reflect the operations of: (i) Crosswinds Apartments (formerly Tradewinds Apartments), Stoney Pointe Apartments (formerly Stoneybrooke Apartments) and Dominion Trinity Place Apartments, formerly (Trinity Place Apartments) acquired on February 28, 1997, (the "Option Properties), (ii) Anderson Mill Oaks Apartments acquired on March 25, 1997, Oak Ridge Apartments (formerly Post Oak Ridge Apartments) acquired on March 27, 1997, Green Oaks Apartments (formerly Pineloch Apartments) and Skyhawk Apartments (formerly Seahawk Apartments) acquired on May 8, 1997, (the "Texas Properties"), (iii) a portfolio of five apartment communities containing 934 apartment homes acquired on July 1, 1997 (the "Florida Portfolio") which consist of Lakeside Apartments, Mallards of Brandywine Apartments, Lotus Landing Apartments , Orange Oaks Apartments and Forest Creek Apartments, (iv) 44 apartment communities containing 14,320 apartment homes (excluding 675 under development) owned by South West Property Trust Inc. ("South West") that were merged with and into UDR Western Residential, Inc., a wholly-owned subsidiary of the Company, in a statutory merger (the "Merger") on December 31, 1996, (as previously reported on Form 8-K dated December 31, 1996 and subsequently amended on Form 8-K/A No. 1 dated December 31, 1996 which was filed with the Securities and Exchange Commission on March 17, 1997), (v) Steeplechase Apartments and Westland Park Apartments acquired on March 7, 1996 and May 9, 1996, (as previously reported on Form 8-K dated October 31, 1996 and subsequently updated to reflect results of operations for the twelve months ended December 31, 1996 on Form 8-K/A No. 1 dated December 31, 1996 which was filed with the Securities and Exchange Commission on March 17, 1997) and (vi) 18 apartment communities containing 4,508 apartment homes acquired in an August 15, 1996 portfolio acquisition (the "Southeast Portfolio") (as previously reported on Form 8-K dated August 15, 1996 and subsequently updated to reflect the results of operations for the twelve months ended December 31, 1996 on Form 8-K/A No. 1 dated December 31, 1996 which was filed with the Securities and Exchange Commission on March 17, 1997). The above referenced acquisitions are shown as if the acquisitions occurred on the first day of each reporting period presented.

The unaudited consolidated pro forma statements of operations on this Form 8-K/A assume the acquisition during the six months ended June 30, 1997 of 12 apartment communities containing 3,594 apartment homes for an aggregate purchase price of approximately $151.1 million, including closing costs as referenced in sections
(i) through (iii) of the above paragraph (the "Properties"). These acquisitions are assumed to have been purchased with bank line borrowings aggregating $129.1 million with a weighted average interest rate of 6.26% and the assumption of two mortgage notes payable aggregating $22.0 million with a weighted average interest rate of 8.39%.

For presentation purposes in the notes to the unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 on this Form 8-K/A, the Southeast Portfolio has been segregated into two components, the development properties and the non-development properties. There are 14 properties containing 3,196 units which are considered non-development properties and 4 properties containing 1,312 units which are considered development properties. The 14 non-development properties were built prior to 1995 and the four development properties had completed units available for occupancy at various times during 1995 and 1996. For the period presented, the pro forma adjustments for the four development properties are determined based upon the weighted average balance of the purchase price outstanding. The weighted average balance of the purchase price outstanding was calculated by assuming the properties were financed and acquired by the Company on the dates on which certificates of occupancy were obtained for each unit during 1995 and 1996.

Also, the unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 assume the acquisition of the 14 non-development apartment communities contained in the Southeast Portfolio as if it had occurred on the first day of the reporting period presented. The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1997 include the effect of debt and equity incurred in connection with the acquisition of the 14 non-development apartment communities contained in the Southeast Portfolio which includes: (i) bank lines of credit of approximately

$14.0 million with a weighted average interest rate of 6.01% (the Company's market interest rate on short-term bank borrowings in effect at the time of the acquisition), (ii) the assumption of secured debt encumbering the properties in the aggregate amount of approximately $75.2 million with a weighted average interest rate of 7.30%, (iii) Seller financing of approximately $13.9 million bearing interest of 7.10%, and (iv) the issuance of approximately 934,000 newly issued shares of the Company's common stock valued at $13.50 (the closing sales price of the Company's common stock on the date of acquisition) per share for total consideration of $12.6 million. The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 also assume the acquisition of the four development apartment communities contained in the Southeast Portfolio. The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 include the effects of debt and equity incurred in connection with the acquisition of the four development apartment communities contained in the Southeast Portfolio which includes: (i) bank lines of credit of approximately $11.2 million with a weighted average interest rate of 6.01% (the Company's market interest rate on short-term bank borrowings in effect at the time of the acquisition), (ii) the assumption of secured debt encumbering the properties in the aggregate amount of approximately $34.6 million with a weighted average interest rate of 6.59%,
(iii) Seller financing of approximately $11.1 million bearing interest of 7.10% and (iv) the issuance of approximately 746,000 newly issued shares of the Company's common stock valued at $13.50 per share (the closing sales price of the Company's common stock on the date of acquisition) for total consideration of $10.1 million.

The assumption of secured debt encumbering the Southeast Portfolio properties consists of the following: (i) four mortgage notes payable encumbering specific properties aggregating $38.6 million, (ii) a $40 million secured senior credit facility with Wachovia Bank and (iii) a $31.2 million secured senior credit facility with First Union National Bank, as follows:

         Specific Mortgage or Construction Notes Payable:
         ------------------------------------------------


                                        Loan              Interest
         Property Name                  Amount              Rate
         Cape Harbor*                 $  9,500,000     6.531% (Variable-LIBOR + 1%)
         The Village at Cliffdale       10,509,232     7.875%
         Rivergate                       9,837,246     8.000%
         Morganton Place                 8,739,750     6.531% (Variable-LIBOR + 1%)
                                      ------------
                                      $ 38,586,228
                                      ============

         *Construction Note Payable


         Cross-Collateralize Secured Notes Payable:
                                             Loan         Interest
         Lender                             Amount         Rate
         Wachovia Bank**                  $10,000,000     7.14%
         Wachovia Bank**                    5,000,000     6.98%
         Wachovia Bank**                   25,000,000     6.53% (Variable-LIBOR +1%)
         First Union National Bank***      20,000,000     7.75%
         First Union National Bank***       5,000,000     7.38%
         First Union National Bank***       5,000,000     7.50%
         First Union National Bank***       1,232,805     6.61% (Variable-LIBOR +1.18%)
                                          -----------
                                          $71,232,805
                                         ============
         Total Mortgage Notes Payable    $109,819,033
                                         ============


** The $40 million Wachovia Bank senior credit facility is secured by six properties contained in the Southeast Portfolio. For purposes of this Form 8- K/A, LIBOR is assumed to be 5.53% which represents the 3 month LIBOR on August 15, 1996, the date of the acquisition. There are two related interest rate swap agreements with Wachovia Bank in the aggregate notional amount of $15 million under which the Company pays a fixed-rate of interest and receives a variable-rate on the notional amounts. The interest rate swaps effectively change the Company's interest rate exposure from a variable-rate to a fixed-rate of 7.09% (weighted average) on $15 million of the $40 million senior credit facility.

*** The $31.2 million First Union National Bank senior credit facility is secured by seven properties contained in the Southeast Portfolio. For purposes of this Form 8- K/A, LIBOR is assumed to be 5.43% which represents the 1 month LIBOR on August 15, 1996, the date of the acquisition. There are three interest rate swap agreements with First Union National Bank in the aggregate notional amount of $30 million under which the Company pays a fixed-rate of interest and receives a variable-rate on the notional amounts. The interest rate swaps effectively change the Company's interest rate exposure from a variable-rate to a fixed-rate of 7.65% (weighted average) on $30 million of the $31.2 million senior credit facility.

The unaudited consolidated pro forma statements of operations assume the Merger with South West occurred on January 1, 1996. The Merger was accounted for as a purchase in accordance with Accounting Principles Board No. 16. Assets and liabilities acquired were recorded at their fair values at December 31, 1996 and the results of operations are included from the date of acquisition. The unaudited consolidated pro forma statements of operations for the twelve months ended December 31, 1996 excludes extraordinary items of $10,677,000 included in the South West Consolidated Statement of Operations which primarily relate to costs directly attributable to the Merger and are therefore non-recurring. In connection with the Merger, the Company issued approximately 22.8 million shares of the Company's common stock at $14.125 per share for all of the outstanding common stock of South West for an aggregate equity value of approximately $322.1 million. The Company acquired real estate assets of $559.6 million plus other assets and cash of $8.4 million and $2.7 million, respectively. In addition, the Company assumed debt totaling approximately $225.0 million, including the following: (i) a renegotiated unsecured line of credit with an investment bank in the amount of $69.1 million and a weighted average interest rate of 6.3%,
(ii) an unsecured note payable in the amount of $55.9 million bearing interest of 7.9%, (iii) two REMIC financings aggregating $94.9 million with a weighted average interest rate of 7.76%, (iv) one mortgage note payable in the amount of $5.1 million bearing interest of 8.5%, and (v) other liabilities aggregating $23.8 million.

In addition to the Merger outlined above, the unaudited consolidated pro forma statements of operations assume the acquisition of Westland Park and Steeplechase Apartments with bank line borrowings aggregating $30.2 million and a weighted average interest rate of 5.98% (the Company's weighted average market interest rate on short-term bank borrowings in effect at the time of each of the acquisitions).

The unaudited consolidated pro forma statements of operations are not necessarily indicative of what the Company's results would have been for the six months ended June 30, 1997 and for the twelve months ended December 31, 1996 if the acquisitions had been consummated at the beginning of each period presented, nor do they purport to be indicative of the results of operations or financial position in future periods.

(1) Represents the Company's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the six months ended June 30, 1997 and its Annual Report on Form 10-K for the twelve months ended December 31, 1996.

(2) Represents the actual results of operations for the Southeast Portfolio as previously reported in the unaudited combined results of operations for the six months ended June 30, 1996, as appearing in Form 8-K dated August 15, 1996.

(3) Represents the pro forma results of operations for the Southeast Portfolio for the 45 day period from July 1, 1996 to August 15, 1996, which was the period that the properties were not owned by the Company during 1996 (based on the unaudited combined statement of rental operations for the 182 day stub period from January 1, 1996 to June 30,
         1996). The unaudited combined statement of rental operations was for the stub period January 1, 1996 to June 30, 1996, as appearing in Form 8-K dated August 15, 1996 (See Note 2 above).

(4) Reflects the net decrease in property management fees for the Southeast Portfolio. The Company internally managed its apartment properties at an assumed cost of approximately 2.5% of rental income (based upon 1995 actual information). The Company used 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(5) Represents the net increase in insurance expense to reflect that the Company insures its apartments for approximately $29.97 per unit more than the historical insurance expense for the 4,508 apartment units in Southeast Portfolio. The Southeast Portfolio had four properties containing 1,312 units under development during 1996. Since the four properties were under various stages of development during 1996, the weighted average units outstanding for the period presented is used in the calculation of the insurance pro forma adjustment. For the twelve months ended December 31, 1996 the weighted average units outstanding was 4,437 (3,196 non-development apartment homes and a weighted average 1,241 development apartment homes). The twelve months ended December 31, 1996 includes a pro forma adjustment for 227 out of 366 days.

(6) Reflects the net adjustments to depreciation expense to record the Southeast Portfolio. For the non-development properties, depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocation of the Southeast Portfolio. Buildings have been depreciated over 35 years and other improvements over a weighted average life of 7.1622 years based upon the initial cost of the non-development properties in the Southeast Portfolio of $115.7 million. The allocation and useful lives are as follows for the non-development properties:

                               Allocation of      Useful Life    Depreciation
                               Purchase Price      In Years       Adjustment*
                               --------------     -----------   --------------
         Building                $ 96,637,354           35       $   1,712,465
         Other Improvements         7,296,003       7.1622             631,805
         Land                      11,739,024          N\A                  --
                                  -----------                    -------------
                                 $115,672,381                    $   2,344,270
                                 ============                    =============

         Reflects the net adjustments to depreciation expense to record the development properties in the Southeast Portfolio. Buildings have been depreciated over 35 years and other improvements over a weighted average life of 6.7 years based upon the initial cost of the development properties in the Southeast Portfolio of $67.0 million. The allocation and useful lives are as follows for the development properties:


                                               Weighted Average
                              Allocation of      Allocation of   Useful Life   Depreciation
                              Purchase Price   Purchase Price**   In Years     Adjustment*
                              --------------   ----------------   ---------    ------------
         Building             $  57,967,420    $  54,604,690         35        $   967,624
         Other Improvements       4,048,512        3,768,179        6.7            348,820
         Land                     4,952,938        4,623,032        N\A                 --
                               ------------  ---------------                   -----------
                              $  66,968,870    $  62,995,901                   $ 1,316,444
                              =============    =============                   ===========

                  Total       $182,641,251                                     $ 3,660,714
                              ============                                     ===========

 * The twelve months ended December 31, 1996 includes a pro forma adjustment for 227 out of 366 days.

** Since the four development properties were under various stages of construction during 1996, the weighted average balance of the purchase price outstanding for both periods presented is used in the calculation for the depreciation expense pro forma adjustment.

(7) Reflects the additional interest expense associated with the acquisition of the Southeast Portfolio. The additional interest expense associated with the non-development properties contained in the Southeast Portfolio is as follows: (i) variable-rate bank debt aggregating $14.0 million used to fund the acquisition at assumed interest rates equal to market rates in effect at the time of the acquisition of 6.01%, (ii) the assumption of secured debt in the amount of $75.2 million which includes two mortgage notes aggregating $20.3 million and seven cross-collateralized notes aggregating $54.9 million with a weighted average interest rate of 7.36%, and (iii) the issuance of a fixed-rate $13.9 million note to the Seller of the Southeast Portfolio bearing interest of 7.10%.

                                           Weighted Average    Interest Expense
         Type of Debt       Total Debt      Interest Rate        Adjustment**
         ------------     ------------     ----------------    ---------------
         Bank Lines       $ 13,982,880            6.01%         $     521,214
         Secured Debt*      75,175,680            7.36%             3,432,639
         Note to Seller     13,902,591            7.10%               612,208
                          ------------                          -------------
                          $103,061,151                          $   4,566,061
                          ============                          =============

         The additional interest expense associated with the acquisition of the development properties contained in the Southeast Portfolio is as follows: (i) additional bank debt aggregating $11.2 million used to fund the acquisition at assumed interest rates equal to market rates in effect at the time of the acquisition of 6.01%, (ii) the assumption of various secured debt aggregating $34.6 million bearing a weighted average interest rate of 6.76% which includes one mortgage note, one construction note and seven cross-collateralized notes and (iii) the issuance of a fixed-rate $11.1 million note to the Seller of the Southeast Portfolio bearing interest of 7.10%.


         Development                        Weighted Average   Weighted Average   Interest Expense
           Property          Total Debt    Debt Outstanding*    Interest Rate        Adjustment**
         ----------          ----------    -----------------   ----------------   ----------------
         Morganton Place   $ 12,386,796    $    12,386,796        6.537781%       $   502,266
         Lake Brandt         12,000,041         12,000,041        7.016978%           522,249
         Cape Harbor         16,733,447         13,410,168        6.540838%           544,017
         Stonesthrow         15,781,975         15,781,975        6.684529%           654,300
                           ------------    ---------------                        -----------
                           $ 56,902,259    $    53,578,980                        $ 2,222,832
                           ============    ===============                        ===========
         Total             $159,963,410                                           $ 6,788,893
                           =============                                          ===========

* The four development properties were under various stages of construction during 1996, therefore, the interest expense pro forma adjustment is based on the weighted average amount of debt outstanding as determined by the weighted average balance of the purchase price outstanding during each of the periods presented.

** The twelve months ended December 31, 1996 includes an interest expense adjustment calculated on 227 days out of 366 days.

(8) Represents the issuance of 1,679,840 shares of the Company's common stock to the Seller of the Southeast Portfolio at $13.50 per share. The Company issued 934,165 shares of common stock which were attributable to the non-development properties in the Southeast Portfolio based upon the aggregate allocated purchase price. The shares are assumed to have been outstanding from the beginning of the period presented and includes a pro forma adjustment for 227 out of 366 days. The Company issued 745,675 shares of common stock which were attributable to the development properties in the Southeast Portfolio based on the aggregate allocated purchase price. The shares are assumed to have been issued and outstanding from the earlier of the beginning of the period presented or the date on which certificates of occupancy were granted for each unit contained in the development properties. For the twelve months ended December 31, 1996, based upon the weighted average balance of the purchase price outstanding during 1996, the weighted average days the stock related to the development properties is assumed to have been outstanding 175.92 (out of 366 days).

(9) Represents the actual results of operations for Steeplechase Apartments and Westland Park Apartments that have been previously reported to the Securities and Exchange Commission on Form 8-K dated October 31, 1996.

(10) Represents the pro forma adjustments for Westland Park and Steeplechase Apartments. For Westland Park Apartments this represents the 8 day period from May 1, 1996 to May 8, 1996, which was the period that the property was not owned by the Company during 1996 and the period not included in the actual results of operations in Note 9 (based on the average per day unaudited statement of rental operations for the 121 day stub period from January 1, 1996 to April 30, 1996). For Steeplechase Apartments this represents the 6 day period from March 1, 1996 to March 6, 1996, which was the period that the property was not owned by the Company during 1996 and the period not included in the actual results of operations in Note 9 (based on the average per day unaudited statement of rental operations for the 60 day stub period from January 1, 1996 to February 29, 1996).

(11) Reflects the net decrease in property management fees for Westland Park and Steeplechase Apartments. The Company internally managed its apartment properties at an assumed cost of approximately 2.5% of rental income (based upon 1995 actual information). The Company used 98% of the amount reported as rental income in calculating the property management fee, as 2% of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(12) Reflects the net adjustments to depreciation expense to record Westland Park and Steeplechase Apartments acquisitions at the beginning of the period presented. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. The weighted average life of other assets for Westland Park and Steeplechase Apartments is approximately 7.41 years based upon the initial cost of the properties of $30.2 million. The allocation and useful lives are as follows:

                             Allocation of     Useful Life    Depreciation
                             Purchase Price     in Years       Adjustment*
                             --------------    -----------    ------------
         Building            $  25,133,903        35           $  200,384
         Other Improvements      1,375,227     7.405319            51,820
         Land                    3,689,016                          --
                             -------------                     ----------
                             $  30,198,146                     $  252,204
                             =============                     ==========

* The twelve months ended December 31, 1996, includes a pro forma adjustment for 102.13 (66 days for Steeplechase Apartments and 129 days for Westland Park Apartments) out of 366 days.

(13) Reflects the additional interest expense associated with the acquisition of Westland Park and Steeplechase Apartments on variable-rate bank debt aggregating $30.2 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each respective acquisition.

                                                           Interest Expense
         Property            Total Debt     Interest Rate   Adjustment*
         --------            ----------     -------------  ----------------
         Westland Park      $ 16,699,276      6.0296%        $     354,891
         Steeplechase         13,498,870      5.9144%              143,969
                           -------------                     -------------
                            $ 30,198,146                     $     498,860
                           =============                     =============

* The interest expense adjustment for Westland Park and Steeplechase Apartments is for 129 and 66 days, respectively (based on a 366 day year).

(14) Represents the historical results of operations of South West Property Trust Inc. for the twelve months ended December 31, 1996, as previously reported on Form 8-K dated December 31,1996 and subsequently amended on Form 8-K/A Amendment No. 1 dated December 31, 1996 which was filed with the Securities and Exchange Commission on March 17, 1997. Certain reclassifications have been made to South West's historical statements of operations to conform to the Company's financial statement presentations.

(15) Reflects the net estimated reduction of property management costs of $1,089,000 for the twelve months ended December 31, 1996 based upon the identified historical costs for those items which are anticipated to be eliminated or reduced as a result of the Merger, as follows (in thousands):

     Net reduction in salary, benefits and occupancy costs        $   497
     Net reduction in travel, entertainment & other                   141
     Net reduction in other expenses                                  451
                                                                  -------
     Pro forma adjustment                                         $ 1,089
                                                                  =======

(16) Represents the net increase in depreciation of real estate owned as a result of recording the South West real estate assets at fair value versus historical cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have an estimated weighted average useful life of approximately 27.6 years. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset.

     Calculation of fair value of depreciable real estate assets at December 31, 1996 (in thousands):

     Purchase price                                                 $   572,281
     Less:
       Purchase price allocated to cash and other assets                (12,690)
       Purchase price allocated to land                                (104,044)
       Purchase price allocated to real estate under development*       (28,623)
                                                                    -----------
       Pro forma basis of South West's depreciable real estate
                held for investment at fair value assets            $   426,924
                                                                    ===========

                  * At December 31, 1996 South West had one apartment community containing 315 apartment homes and three additions to existing properties which will total 360 apartment homes under development. The historical cost of real estate under development is assumed to be at fair value.

         Calculation of depreciation of real estate owned for the twelve months ended December 31, 1996 (in thousands):

         Depreciation expense based upon an
                  estimated weighted average useful
                  life of approximately 27.6 years                    $ 15,462
         Less historical South West depreciation of real
                  estate owned                                         (13,447)
                                                                      ---------
                  Pro forma adjustment                                $  2,015
                                                                      ========

(17) Represents the estimated net adjustment to interest expense as a result of the Merger for the twelve months ended December 31, 1996, as follows (in thousands):


      To adjust amortization of South West's deferred financing costs which were eliminated in connection
               with the Merger                                            $   (1,295)
      To adjust  the amortization of the premium required to mark
               South West's notes payable to fair value                         (278)
      To reflect the additional borrowings of $4.1 million of  variable-rate bank line borrowings used to fund the Merger costs
               (at current market interest rates available to
               the Company of 6.3%)                                              257
                                                                          -----------
                        Pro forma adjustment                              $   (1,316)
                                                                          ===========

(18) Represents the net reduction to general and administrative costs of $1,438,000 for the twelve months ended December 31, 1996 based upon the identified historical costs of certain items which are anticipated to be eliminated or reduced as a results of the Merger, as follows (in thousands):

      Net reduction in salary, benefits and occupancy costs $ 659 Net reduction in duplication of public company
               expenses                                            178
      Net reduction in other expenses                              601
                                                                ------
                                                               $ 1,438
                                                                ======

(19) The pro forma weighted average shares outstanding for the twelve months ended December 31, 1996 is computed as follows (in thousands):

      South West's historical weighted average common shares
               outstanding                                        20,937
      Plus: effect of South West vested stock options converted
               upon Merger                                           211
      Less: dilutive effect of South West stock options
               To be eliminated in the Merger                       (220)
                                                                  ------
      South West adjusted weighted average common shares
               outstanding                                        20,928
                                                                  ======
      The Company's pro forma weighted average
               common  shares outstanding                         58,834
      Issuance of the Company's common stock at an
               exchange ratio of 1.0833 for all of the South
               West common stock  in  connection with
               the Merger **                                      22,671
                                                                  -------
                        Pro forma shares                          81,505
                                                                  ======

                  ** Weighted average historical South West common shares
                     outstanding multiplied by the exchange ratio.

(20) Represents the actual results of operations of the Option Properties as reported elsewhere herein.

(21) Represents the actual results of operations of the Texas Properties as reported elsewhere herein.

(22) Represents operations of Oak Ridge Apartments (for the 26 day period from March 1, 1997 to March 26, 1997) and Anderson Mill Oaks Apartments (for the 24 day period from March 1, 1997 to March 24, 1997), which represents the period the properties were not owned by the Company during the six month period ended June 30, 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to February 28, 1997). The unaudited combined statements of rental operations were for the stub period January 1, 1997 to February 28, 1997. Represents operations of Pineloch Apartments and Seahawk Apartments, (for the 7 day period from May 1, 1997 to May 7, 1997), which represents the period the properties were not owned by the Company during the six month period ended June 30, 1997 (based on the operating statements of the properties for the stub period January 1, 1997 to April 30, 1997). The unaudited combined statements of rental operations were for the stub period January 1, 1997 to April 30, 1997.

(23) Represents the actual results of operations of the Florida Portfolio as reported elsewhere herein.

(24) Reflects the net reduction in property management fees for the Properties as reported elsewhere herein. The Company internally manages its apartment portfolio at an assumed cost of approximately 3.4% of rental income (based on 1997 actual information for the six months ended June 30, 1997). The Company uses 96% of the amount reported as rental income in calculating the property management fee, as approximately 4% (based on 1997 actual information for the six months ended June 30, 1997) of the amount reported as rental income is assumed to be other income which is not subject to management fee.

(25) Reflects the net adjustments to record depreciation expense for the Properties, at the beginning of each period presented. Depreciation is computed on a straight-line basis over the useful lives of the related assets based upon the actual purchase price allocations of the Properties. Buildings have been depreciated over 35 years and other assets over 5, 10 or 20 years depending on the useful life of the related asset. The Company's policy is to record a full month of depreciation in the month of acquisition. The weighted average life of other improvements is approximately 7.67 years based upon the initial cost of the Properties of $151.1 million. The allocation and useful lives are as follows (in thousands of dollars):



                                                       Twelve Month           Six Month
                                      Useful Life       Depreciation         Depreciation
                     Purchase Price    In Years      Expense Adjustments   Expense Adjustment*
                     --------------   -----------    -------------------   -------------------
Buildings             $ 118,714           35             $  3,392              $   814
Other Improvements        7,822          7.67               1,020                  245
Land                     24,612          n/a                   --                   --
                      ---------                          --------              -------
Total                 $ 151,148                          $  4,412              $ 1,059
                      =========                          ========              =======

*    The six months ended June 30, 1997, includes a pro forma adjustment for
     2.88 months (1 month for the Option Properties, 2 months for Anderson Mill Oaks and Oak Ridge Apartments, 4 months for Pineloch Apartments and Seahawk Apartments, and 6 months for the Florida Portfolio) out of 12 months.

(26) Reflects the additional interest expense associated with the Properties as reported elsewhere herein which consists of the following: (i) variable-rate bank debt aggregating approximately $129.1 million used to fund the acquisitions at assumed interest rates equal to market rates in effect at the time of each acquisition with a weighted average interest rate of 6.26% and (ii) the assumption of approximately $22.0 million of fixed-rate mortgage debt with a weighted average interest rate of 8.39% as outlined below (in thousands of dollars):



                                                                                   Twelve Month       Six Month
                                                               Weighted Average  Interest Expense  Interest Expense
         Acquisition             Type of Debt       Amount      Interest Rate    Adjustment  *       Adjustment
         ------------------      ------------       ------     ----------------  ----------------  ----------------
         Option Properties       Bank Lines       $   36,774       6.058%          $   2,228          $   360 **
         Option Properties       Secured Debt         22,063       8.389%              1,851              299 **
         Texas Properties        Bank Lines           56,311       6.291%              3,542              998 ***
         Florida Portfolio       Bank Lines           36,000       6.410%              2,308            1,144 ****
                                                  ----------                       ---------            -----
                                                  $  151,148                       $   9,929          $ 2,801
                                                  ==========                       =========          =======

* The twelve months ended December 31, 1996 includes a pro forma adjustment for the full year.

** The six months ended June 30, 1997, includes a pro forma adjustment for 59 out of 365 days.

*** The six months ended June 30, 1997, includes a pro forma adjustment for approximately 103 out of 365 days.

**** The six months ended June 30, 1997, includes a pro forma adjustment for 181 out of 365 days.